UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Trust

(EFT)

Annual Report

May 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2015

Eaton Vance

Floating-Rate Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	44

Federal Tax Information	45

Annual Meeting of Shareholders	46

Dividend Reinvestment Plan	47

Board of Trustees’ Contract Approval	49

Management and Organization	52

Important Notices	55

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating rate loan market was mixed over the fiscal year ended May 31, 2015, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 2.84% during the 12-month period. Positive returns for the asset class were driven by income, with price declines in the latter part of 2014 detracting from returns.

Technical conditions — i.e., the balance of supply and demand — put downward pressure on loan prices from the beginning of the period through the end of 2014. The supply of new loans outpaced institutional inflows, while the retail side of the loan market experienced net outflows. It appeared that a key driver of outflows in 2014 was decreased urgency regarding rising interest rates, as a rate hike by the Federal Reserve Board no longer appeared to be imminent.

Falling energy prices also appeared to have impacted the loan market. The heaviest outflows and price declines in the asset class occurred in late 2014, after the Organization of the Petroleum Exporting Countries announced it would not cut oil production. This exacerbated an ongoing decline in crude prices. While the loan market has relatively small energy exposure, investors appeared to view falling energy prices as a negative event for loans.

In the last several months of the period, however, conditions improved. Oil prices stabilized and corporate fundamentals, which had strengthened throughout the period, began to prevail. Flows into the loan market moved from negative to flat and prices began to rise.

With the U.S. economy continuing its lumpy but gradual recovery during the period, improving corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the market, was 1.26%, well below the market’s 10-year average of 3.4%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended May 31, 2015, Eaton Vance Floating-Rate Income Trust (the Fund) shares at net asset value (NAV) had a total return of 3.43%, outperforming the 2.84% return of the S&P/LSTA Leveraged Loan Index (the Index). In general, investment leverage6 was the most significant contributor to outperformance versus the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans. In keeping with the

Fund’s secondary objective of preservation of capital, the Fund has historically tended to underweight lower-quality loans, a strategy that may help the Fund experience limited credit losses over time but may detract from relative results versus the Index in times when lower-quality issues outperform.

For the 12-month period, BBB-rated8 loans in the Index returned 2.40%, BB-rated loans in the Index returned 3.79%, B-rated loans in the Index returned 3.14%, CCC-rated loans in the Index returned 3.77%, and D-rated (defaulted) loans in the Index returned -17.60%. The negative performance of the D-rated category was due in large part to the continued decline of loans issued by Energy Future Holdings, also known as TXU, a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to BB-rated loans, which outperformed the Index, and underweight to D-rated loans both aided relative Fund performance versus the Index. However, the Fund’s underweight to CCC-rated loans, which also outperformed the Index, detracted from Fund performance versus the Index.

The Fund’s employment of investment leverage, as noted earlier, was the largest contributor to the Fund’s relative outperformance. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. The use of leverage helped performance versus the Index, which does not employ leverage, as the additional income earned by utilizing leverage was greater than the magnified negative contribution from declining prices. The Fund’s exposure to high-yield bonds, which outperformed the loan market during the period, also helped relative results versus the Index, which does not include high-yield bonds.

On a sector-level basis, the Fund’s underweight to utilities contributed to the Fund’s relative results versus the Index as that sector trailed the Index during the period. Similarly, the Fund’s overweight to financial intermediaries, a sector that outperformed the overall loan market during the period, helped Fund performance versus the Index. In contrast, the Fund’s overweights to steel and to nonferrous metals/ minerals detracted from Fund results versus the Index, as those sectors underperformed during the period. An underweight to telecommunications, a sector that outperformed during the period, hurt results relative to the Index as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA and Ralph Hinckley, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	06/29/2004	3.43%	7.71%	5.72%
Fund at Market Price	—	0.59	6.65	5.26
S&P/LSTA Leveraged Loan Index	—	2.84%	5.46%	5.10%

% Premium/Discount to NAV[4]
				–8.18%

Distributions[5]
Total Distributions per share for the period				$0.891
Distribution Rate at NAV				5.75%
Distribution Rate at Market Price				6.27%

% Total Leverage[6]
Borrowings				29.19%
Variable Rate Term Preferred Shares (VRTP Shares)				8.05

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Fund Profile

Top 10 Issuers (% of total investments)[7]

Valeant Pharmaceuticals International, Inc.	1.1%
Asurion, LLC	1.1
Community Health Systems, Inc.	1.0
First Data Corporation	1.0
Dell, Inc.	0.9
Calpine Corporation	0.9
FMG Resources (August 2006) Pty Ltd.	0.9
SunGard Data Systems, Inc.	0.9
Virgin Media Investment Holdings Limited	0.9
Intelsat Jackson Holdings S.A.	0.9
Total	9.6%

Top 10 Sectors (% of total investments)[7]

Health Care	11.3%
Electronics/Electrical	8.3
Business Equipment and Services	7.4
Retailers (Except Food and Drug)	5.5
Chemicals and Plastics	5.1
Food Products	4.3
Oil and Gas	4.3
Lodging and Casinos	3.8
Financial Intermediaries	3.5
Leisure Goods/Activities/Movies	3.3
Total	56.8%

Credit Quality (% of bonds, loans and asset-backed securities)8

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital.

For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments

Senior Floating-Rate Interests — 140.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	1,147	$1,160,311
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	679	682,268
Ducommun Incorporated
Term Loan, 4.75%, Maturing June 28, 2017	675	674,740
IAP Worldwide Services, Inc.
Revolving Loan, Maturing July 18, 2018(2)	325	317,439
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)	447	357,331
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	2,037	1,981,333
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	307	308,334
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	4,712	4,712,395
Term Loan, 3.75%, Maturing June 4, 2021	2,035	2,035,421

		$12,229,572

Air Transport — 0.4%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	2,625	$2,404,500

		$2,404,500

Automotive — 5.0%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.75%, Maturing April 27, 2020	1,252	$1,255,556
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019	2,921	2,939,630
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017	5,416	5,431,057
Term Loan, 3.25%, Maturing December 31, 2018	2,302	2,307,026
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	695	697,355
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	1,086	1,092,360
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	4,317	4,309,280
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	6,208	6,258,776
Horizon Global Corporation
Term Loan, Maturing May 11, 2022(2)	550	544,156

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
INA Beteiligungsgesellschaft GmbH
Term Loan, 4.25%, Maturing May 15, 2020	1,125	$1,133,081
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021	2,432	2,440,871
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	943	945,822
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	832	835,592
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	1,166	1,168,010

		$31,358,572

Beverage and Tobacco — 0.4%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	1,503	$1,454,273
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	1,000	965,000

		$2,419,273

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	350	$354,813
Term Loan - Second Lien, 9.75%, Maturing March 3, 2023	300	301,875

		$656,688

Building and Development — 1.7%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	1,379	$1,380,867
Auction.com, LLC
Term Loan, Maturing May 8, 2022(2)	1,125	1,119,375
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	665	662,382
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	2,164	2,157,700
Headwaters, Incorporated
Term Loan, 4.50%, Maturing March 24, 2022	225	226,406
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	1,016	1,018,576
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	1,731	1,730,647
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	980	982,697

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	535	$536,629
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	645	647,735

		$10,463,014

Business Equipment and Services — 11.6%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	3,706	$3,725,237
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	3,035	2,746,572
AVSC Holding Corp.
Term Loan, 4.50%, Maturing January 24, 2021	470	472,307
BakerCorp International, Inc.
Term Loan, 4.25%, Maturing February 14, 2020	884	857,166
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020	913	914,343
Brock Holdings III, Inc.
Term Loan, 6.00%, Maturing March 16, 2017	1,178	1,174,957
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	489	489,729
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	678	677,228
ClientLogic Corporation
Term Loan, 7.53%, Maturing January 30, 2017	1,790	1,783,329
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019	1,040	1,040,124
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022	300	300,938
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	1,556	1,471,957
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020	298	262,161
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020	505	387,407
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019	4,968	4,961,294
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	1,606	1,612,188
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	709	711,213
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020	792	796,351

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		120	$120,389
Term Loan, 4.00%, Maturing November 6, 2020		1,096	1,095,611
Term Loan, 4.75%, Maturing November 6, 2020	CAD	690	546,122
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		524	526,279
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		2,164	2,163,480
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		1,330	1,337,639
ION Trading Technologies S.a.r.l.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	1,260	1,398,908
Term Loan - Second Lien, 7.25%, Maturing June 10, 2022		1,000	997,500
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		3,074	3,079,970
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		2,659	2,674,701
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		1,223	1,267,101
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		1,524	1,523,957
MCS AMS Sub-Holdings, LLC
Term Loan, 7.00%, Maturing October 15, 2019		1,042	1,024,366
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018		592	594,279
Term Loan, 4.50%, Maturing April 2, 2022		750	754,532
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020		617	621,816
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019		2,738	2,696,819
Term Loan - Second Lien, 10.50%, Maturing April 29, 2021		1,000	987,500
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017		1,241	1,239,896
Term Loan - Second Lien, 8.50%, Maturing May 9, 2018		1,000	995,000
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		2,662	2,671,843
SunGard Data Systems, Inc.
Term Loan, 3.93%, Maturing February 28, 2017		893	895,699
Term Loan, 4.00%, Maturing March 8, 2020		7,758	7,792,920
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		1,022	1,026,665

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021		4,628	$4,630,180
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021		1,318	1,332,280
WASH Multifamily Laundry Systems, LLC
Term Loan, Maturing April 21, 2022(2)		277	277,948
Term Loan, Maturing May 4, 2022(2)		48	48,677
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018		3,555	3,557,419

			$72,263,997

Cable and Satellite Television — 2.6%
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019		1,598	$1,604,563
Crown Media Holdings, Inc.
Term Loan, 4.00%, Maturing July 14, 2018		916	913,518
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021		968	969,739
Mediacom Illinois, LLC
Term Loan, 3.15%, Maturing October 23, 2017		881	881,168
Term Loan, 3.75%, Maturing June 30, 2021		547	548,618
Numericable U.S., LLC
Term Loan, 4.50%, Maturing May 21, 2020		1,145	1,151,135
Term Loan, 4.50%, Maturing May 21, 2020		1,324	1,330,582
Sterling Entertainment Enterprises, LLC
Term Loan, 2.94%, Maturing December 28, 2017		792	768,240
Virgin Media Bristol, LLC
Term Loan, 3.50%, Maturing June 7, 2020		2,932	2,930,810
Virgin Media Investment Holdings Limited
Term Loan, 4.25%, Maturing June 30, 2023	GBP	1,650	2,534,076
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	424	467,187
Term Loan, 3.75%, Maturing January 15, 2022	EUR	659	725,204
Term Loan, 3.75%, Maturing January 15, 2022	EUR	1,192	1,312,631

			$16,137,471

Chemicals and Plastics — 7.4%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019		307	$308,342
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019		159	159,984
Aruba Investments, Inc.
Term Loan, 5.25%, Maturing February 2, 2022		325	328,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		3,873	$3,878,307
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		3,117	3,128,269
Chemours Company Co. (The)
Term Loan, 3.75%, Maturing May 22, 2022		1,125	1,128,516
Colouroz Investment 1, GmbH
Term Loan, 4.75%, Maturing September 7, 2021		166	166,371
Term Loan, 4.75%, Maturing September 7, 2021		1,003	1,006,408
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		1,249	1,248,875
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		572	574,270
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		625	623,828
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		2,483	2,500,094
Huntsman International, LLC
Term Loan, 3.75%, Maturing August 12, 2021		1,195	1,200,100
Ineos Finance PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	475	524,208
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		5,518	5,525,081
Term Loan, 4.25%, Maturing March 31, 2022		775	777,799
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		322	323,158
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		1,457	1,466,066
Term Loan, 4.75%, Maturing June 7, 2020		673	678,302
Minerals Technologies, Inc.
Term Loan, 4.00%, Maturing May 7, 2021		1,972	1,980,019
Omnova Solutions, Inc.
Term Loan, 4.25%, Maturing May 31, 2018		955	956,493
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		622	628,094
Term Loan, 5.00%, Maturing July 25, 2021	EUR	1,070	1,188,866
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		763	741,905
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020		1,000	927,500
Polarpak, Inc.
Term Loan, 5.50%, Maturing June 7, 2020	CAD	3,892	3,129,904
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		1,295	1,297,292

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		323	$323,830
Term Loan, 4.50%, Maturing July 31, 2021	EUR	1,070	1,183,081
Sonneborn Refined Products B.V.
Term Loan, 5.50%, Maturing December 10, 2020		79	79,240
Sonneborn, LLC
Term Loan, 5.50%, Maturing December 10, 2020		445	449,029
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing October 13, 2021		350	351,568
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		3,188	3,203,506
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017		4,195	4,196,959

			$46,183,514

Conglomerates — 1.2%
Bestway UK Holdco Limited
Term Loan, 5.26%, Maturing October 6, 2021	GBP	1,388	$2,140,085
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		3,112	2,925,470
Spectrum Brands Europe GmbH
Term Loan, 3.75%, Maturing September 4, 2019	EUR	1,086	1,202,960
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019		1,133	1,137,352

			$7,405,867

Containers and Glass Products — 1.7%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		2,352	$2,351,266
Term Loan, 3.75%, Maturing January 6, 2021		680	680,574
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		1,671	1,690,653
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		447	447,323
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		1,401	1,401,977
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		3,558	3,579,157
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		643	642,551

			$10,793,501

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries — 0.9%
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021		823	$825,837
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		1,309	1,312,835
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		3,354	3,300,757

			$5,439,429

Drugs — 3.1%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		415	$416,192
AMAG Pharmaceuticals, Inc.
Term Loan, 7.25%, Maturing November 12, 2020		658	665,529
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		968	966,651
Term Loan, 4.50%, Maturing March 11, 2021	EUR	323	357,459
Term Loan, 4.50%, Maturing March 11, 2021	EUR	750	831,139
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing March 1, 2021		446	446,521
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021		1,683	1,683,921
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019		3,580	3,584,385
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing December 11, 2019		2,774	2,778,146
Term Loan, 3.50%, Maturing August 5, 2020		3,543	3,546,618
Term Loan, 4.00%, Maturing April 1, 2022		4,050	4,066,568

			$19,343,129

Ecological Services and Equipment — 0.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		2,132	$2,128,169
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		891	897,275

			$3,025,444

Electronics / Electrical — 13.1%
Allflex Holdings III, Inc.
Term Loan, 4.25%, Maturing July 17, 2020		714	$718,068
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021		2,222	2,010,853
Applied Systems, Inc.
Term Loan, 4.27%, Maturing January 25, 2021		912	915,174

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	5,937	$5,955,907
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	792	791,010
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	373	374,524
Cinedigm Digital Funding I, LLC
Term Loan, 3.75%, Maturing February 28, 2018	290	290,842
CommScope, Inc.
Term Loan, Maturing May 21, 2022(2)	1,025	1,022,437
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	1,265	1,186,747
Dealertrack Technologies, Inc.
Term Loan, 3.50%, Maturing February 28, 2021	525	524,794
Dell, Inc.
Term Loan, 4.50%, Maturing April 29, 2020	9,222	9,249,628
Eagle Parent, Inc.
Term Loan, 5.25%, Maturing May 16, 2018	3,698	3,704,082
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	459	459,525
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	926	932,190
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	1,485	1,488,722
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	847	847,980
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	2,173	2,182,960
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	4,828	4,853,921
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	641	644,343
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	6,793	6,777,492
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	625	629,687
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	571	576,394
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	1,225	1,226,915
Term Loan, 5.25%, Maturing November 19, 2021	2,081	2,089,429
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	1,532	1,540,975

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MH Sub I, LLC
Term Loan, 5.00%, Maturing July 8, 2021	943	$944,850
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	661	662,866
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	498	495,012
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	2,267	2,242,689
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	250	246,354
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	1,438	1,442,297
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	750	754,063
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	6,222	6,070,753
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	221	222,690
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	767	773,164
Sirius Computer Solutions, Inc.
Term Loan, 6.25%, Maturing December 7, 2018	488	494,200
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	3,407	3,364,227
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	621	621,250
Sophia L.P.
Term Loan, 4.00%, Maturing July 19, 2018	1,392	1,396,549
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	943	947,589
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	837	845,136
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	948	956,665
Sybil Software, LLC
Term Loan, 4.75%, Maturing March 20, 2020	2,231	2,250,326
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	850	854,417
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,004	1,008,150
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	1,503	1,506,162
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	2,265	2,294,268

		$81,388,276

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 5.1%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	992	$988,996
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	1,000	980,000
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	2,269	2,278,169
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	587	585,460
First Data Corporation
Term Loan, 3.68%, Maturing March 24, 2018	5,061	5,062,908
Term Loan, 3.68%, Maturing September 24, 2018	2,100	2,101,094
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,334	1,330,765
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	1,482	1,493,324
Hamilton Lane Advisors, LLC
Term Loan, 4.00%, Maturing February 28, 2018	569	569,860
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	871	872,469
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	3,680	3,685,916
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	540	539,773
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020	482	482,856
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	466	448,140
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018	148	149,235
Term Loan, 6.25%, Maturing September 4, 2018	1,538	1,545,313
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	4,217	4,188,113
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	984	984,538
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020	294	293,510
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	701	706,474
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	2,546	2,412,722

		$31,699,635

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 6.0%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		3,995	$4,028,356
American Seafoods Group, LLC
Term Loan, 6.50%, Maturing March 18, 2018		656	630,872
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		1,438	1,441,521
Charger OpCo B.V.
Term Loan, 3.50%, Maturing July 23, 2021	EUR	800	889,142
Term Loan, 3.50%, Maturing July 23, 2021		2,400	2,415,000
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		1,051	1,053,465
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		2,782	2,662,440
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018		222	222,743
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		1,384	1,391,757
H.J. Heinz Company
Term Loan, 3.25%, Maturing June 5, 2020		6,959	6,970,366
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		941	943,439
JBS USA Holdings, Inc.
Term Loan, 3.75%, Maturing May 25, 2018		969	969,776
Term Loan, 3.75%, Maturing September 18, 2020		1,724	1,726,422
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		6,809	6,779,689
Onex Wizard Acquisition Company I S.a.r.l.
Term Loan, 4.25%, Maturing March 13, 2022	EUR	2,200	2,444,306
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		1,350	1,359,071
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021		1,245	1,245,507

			$37,173,872

Food Service — 3.6%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021		5,236	$5,255,666
Aramark Services, Inc.
Term Loan, 3.68%, Maturing July 26, 2016		194	193,178
Term Loan, 3.68%, Maturing July 26, 2016		348	346,904
ARG IH Corporation
Term Loan, 4.75%, Maturing November 15, 2020		290	291,710

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021		817	$809,944
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		1,111	1,111,465
Darling International, Inc.
Term Loan, 3.50%, Maturing January 6, 2021	EUR	1,089	1,202,328
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018		2,469	2,482,047
NPC International, Inc.
Term Loan, 4.00%, Maturing December 28, 2018		1,722	1,714,836
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.25%, Maturing July 2, 2019		453	447,919
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.50%, Maturing May 14, 2020		295	294,566
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019		4,470	4,489,468
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020		7,473	3,726,909

			$22,366,940

Food / Drug Retailers — 3.7%
Albertson’s Holdings, LLC
Term Loan, 5.00%, Maturing August 25, 2019		3,500	$3,518,228
Term Loan, 5.50%, Maturing August 25, 2021		1,000	1,007,784
Albertson’s, LLC
Term Loan, 5.38%, Maturing March 21, 2019		2,452	2,468,673
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019		4,753	4,724,336
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021		4,857	4,878,002
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		1,500	1,515,703
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019		5,157	5,180,239

			$23,292,965

Health Care — 16.8%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022		274	$277,113
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022		375	378,281
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021		1,169	1,175,687

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alere, Inc.
Term Loan, 4.25%, Maturing June 30, 2017	2,912	$2,922,580
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	2,312	2,308,565
Amneal Pharmaceuticals, LLC
Term Loan, 4.51%, Maturing November 1, 2019	250	251,563
Term Loan, 5.00%, Maturing November 1, 2019	1,704	1,715,249
Amsurg Corp.
Term Loan, 3.75%, Maturing July 16, 2021	670	672,973
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018	2,808	2,820,751
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	987	993,192
Auris Luxembourg III S.a.r.l.
Term Loan, 5.50%, Maturing January 17, 2022	850	853,188
Biomet, Inc.
Term Loan, 3.68%, Maturing July 25, 2017	7,807	7,811,123
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020	1,013	1,006,172
Term Loan, 6.50%, Maturing July 31, 2020	1,688	1,676,953
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019	643	644,686
Capella Healthcare, Inc.
Term Loan, 5.25%, Maturing December 31, 2021	2,219	2,236,083
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	1,495	1,506,181
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	36	36,462
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	1,303	1,309,889
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	2,673	2,677,687
Term Loan, 4.00%, Maturing January 27, 2021	4,919	4,939,608
Concordia Healthcare Corp.
Term Loan, 4.75%, Maturing April 21, 2022	275	277,320
Convatec, Inc.
Term Loan, 4.00%, Maturing December 22, 2016	1,449	1,450,704
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	1,119	1,122,175
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	3,548	3,563,711
DJO Finance, LLC
Term Loan, 4.25%, Maturing April 21, 2020	2,425	2,434,094

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	1,988	$1,994,152
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	108	108,194
Term Loan, 4.25%, Maturing August 30, 2020	358	359,371
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.19%, Maturing February 27, 2021	5,247	5,267,274
Horizon Pharma Holdings USA, Inc.
Term Loan, 4.50%, Maturing April 22, 2021	1,250	1,258,204
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	1,825	1,833,644
Impax Laboratories, Inc.
Term Loan, 5.50%, Maturing December 2, 2020	925	936,563
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	1,111	1,077,609
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	1,139	1,145,757
Term Loan, 7.75%, Maturing May 15, 2018	2,457	2,458,962
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	1,638	1,647,860
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	5,068	5,111,530
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	2,158	2,114,655
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	408	408,327
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021(3)	6,890	4,788,410
MJ Acquisition Corp.
Term Loan, Maturing April 22, 2022(2)	350	351,750
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	610	503,018
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	443	365,696
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	594	596,747
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	3,583	3,604,682
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	1,802	1,803,314
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	3,474	3,436,480
Pharmaceutical Product Development, LLC
Term Loan, 4.00%, Maturing December 5, 2018	2,126	2,135,745

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Physio-Control Internationl, Inc.
Term Loan, Maturing May 5, 2022(2)	500	$503,125
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	1,143	1,149,276
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	2,226	2,231,917
RegionalCare Hospital Partners, Inc.
Term Loan, 5.25%, Maturing April 19, 2019	1,863	1,858,275
Sage Products Holdings III, LLC
Term Loan, 5.00%, Maturing December 13, 2019	1,234	1,237,593
Select Medical Corporation
Term Loan, 3.03%, Maturing December 20, 2016	241	241,989
Term Loan, 3.75%, Maturing June 1, 2018	1,231	1,234,142
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	775	778,875
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	964	959,675
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	1,272	1,262,274
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019	2,394	2,399,119
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	817	819,083

		$105,045,277

Home Furnishings — 0.4%
Interline Brands, Inc.
Term Loan, 4.00%, Maturing March 17, 2021	272	$272,846
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	1,695	1,705,603
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020	499	501,426

		$2,479,875

Industrial Equipment — 4.3%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	1,771	$1,744,834
Delachaux S.A.
Term Loan, 5.25%, Maturing October 28, 2021	625	628,906
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	1,122	1,127,891
Filtration Group Corporation
Term Loan - Second Lien, 8.25%, Maturing November 21, 2021	262	263,723

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		3,412	$3,337,111
Term Loan, 4.75%, Maturing July 30, 2020	EUR	443	486,932
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		3,049	3,064,384
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		581	579,201
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		1,900	1,911,875
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021		1,730	1,740,702
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019		760	762,626
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		5,048	5,049,175
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		1,286	1,287,936
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		322	321,549
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		867	870,767
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	1,741	1,922,455
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		372	372,313
Virtuoso US, LLC
Term Loan, 4.75%, Maturing February 11, 2021		417	418,342
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	1,000	1,102,713

			$26,993,435

Insurance — 4.2%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		2,152	$2,166,163
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019		5,334	5,383,229
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019		9,276	9,326,466
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021		1,150	1,180,727
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020		540	505,251

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	982	$975,081
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	1,000	965,000
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020	3,078	3,071,869
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,869	2,877,780

		$26,451,566

Leisure Goods / Activities / Movies — 5.1%
Aufinco Pty Limited
Term Loan, 4.00%, Maturing May 29, 2020	516	$516,619
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	1,000	987,500
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	3,583	3,588,081
Bright Horizons Family Solutions, Inc.
Term Loan, 3.75%, Maturing January 30, 2020	1,002	1,005,382
ClubCorp Club Operations, Inc.
Term Loan, 4.50%, Maturing July 24, 2020	3,048	3,062,077
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	1,072	1,074,767
Equinox Holdings, Inc.
Term Loan, 5.00%, Maturing January 31, 2020	1,238	1,248,046
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	357	358,041
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	869	869,485
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 17, 2020	2,892	2,898,239
Nord Anglia Education Finance, LLC
Term Loan, 4.50%, Maturing March 31, 2021	1,559	1,566,072
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	1,295	1,298,888
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	3,029	2,946,786
Sonifi Solutions, Inc.
Term Loan, 6.75%, (1.00% Cash, 5.75% PIK), Maturing March 28, 2018(3)	1,341	85,825
SRAM, LLC
Term Loan, 4.04%, Maturing April 10, 2020	1,882	1,882,730
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	2,182	2,186,156

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020		1,301	$1,112,885
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		1,969	1,957,065
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020		3,152	3,116,014

			$31,760,658

Lodging and Casinos — 5.2%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017		457	$462,002
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		3,035	3,037,357
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		825	836,137
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		508	510,879
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(4)		1,370	1,295,779
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		887	891,124
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		3,950	3,974,687
Gala Group Ltd.
Term Loan, 5.51%, Maturing May 27, 2018	GBP	2,850	4,377,929
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019		154	155,727
Term Loan, 5.50%, Maturing November 21, 2019		359	363,362
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		5,396	5,411,085
La Quinta Intermediate Holdings, LLC
Term Loan, 4.00%, Maturing April 14, 2021		1,130	1,134,503
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019		2,688	2,689,805
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020		724	726,764
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019		542	542,089
RHP Hotel Properties L.P.
Term Loan, 3.75%, Maturing January 15, 2021		744	749,027
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020		3,999	4,019,872
Term Loan, 6.00%, Maturing October 1, 2021		948	952,660

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020	394	$394,492

		$32,525,280

Nonferrous Metals / Minerals — 2.9%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	2,482	$1,687,760
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018	3,921	2,777,683
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	675	678,797
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	2,241	2,162,444
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 7, 2017	325	326,777
Term Loan, 7.50%, Maturing March 19, 2021	2,075	2,022,866
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	1,116	1,022,077
Novelis, Inc.
Term Loan, 3.75%, Maturing March 10, 2017	2,950	2,952,572
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	1,479	1,473,979
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	1,475	1,401,250
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 12.50%, Maturing April 9, 2019	500	460,000
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	1,834	978,178

		$17,944,383

Oil and Gas — 6.0%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	1,278	$1,105,139
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	2,800	2,401,000
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	2,177	2,144,093
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	1,797	1,823,752
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	1,095	1,098,604
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	1,047	1,044,007

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	2,188	$1,983,317
Energy Transfer Equity L.P.
Term Loan, 4.00%, Maturing December 2, 2019	418	419,150
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	1,133	1,103,117
Term Loan - Second Lien, Maturing September 30, 2020(2)	1,200	999,000
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	2,100	1,693,982
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	8,144	8,032,663
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	470	470,812
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	945	743,203
Samson Investment Company
Term Loan - Second Lien, 5.00%, Maturing September 25, 2018	1,950	958,751
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	5,071	4,178,137
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	571	536,922
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	39	36,493
Term Loan, 4.25%, Maturing December 16, 2020	106	97,850
Term Loan, 4.25%, Maturing December 16, 2020	761	703,415
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	224	209,696
Term Loan, 4.25%, Maturing October 1, 2019	366	343,311
Term Loan, 4.25%, Maturing October 1, 2019	2,764	2,590,865
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	447	432,947
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	436	441,070
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	1,990	1,910,285

		$37,501,581

Publishing — 3.2%
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	1,906	$1,919,425
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	6,023	4,958,135

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Houghton Mifflin Harcourt Publishing Company
Term Loan, Maturing May 11, 2022(2)	400	$399,500
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	1,762	1,770,716
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	5,737	5,515,081
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019	776	783,370
Merrill Communications, LLC
Term Loan, 7.00%, Maturing March 8, 2018	670	674,082
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	396	395,340
Nelson Education Ltd.
Term Loan, 6.75%, Maturing July 3, 2014(5)	431	315,514
Penton Media, Inc.
Term Loan, 5.00%, Maturing October 3, 2019	762	766,406
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	748	752,801
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	1,581	1,589,722

		$19,840,092

Radio and Television — 3.7%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	469	$458,931
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	1,022	1,018,541
Block Communications, Inc.
Term Loan, 4.25%, Maturing November 7, 2021	249	249,916
Clear Channel Communications, Inc.
Term Loan, 6.94%, Maturing January 30, 2019	1,132	1,063,296
Term Loan, 7.69%, Maturing July 30, 2019	364	345,991
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	4,607	4,372,725
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018	434	435,727
Gray Television, Inc.
Term Loan, 3.75%, Maturing June 10, 2021	289	290,282
Hubbard Radio, LLC
Term Loan, Maturing May 15, 2020(2)	775	775,969
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	1,625	1,635,556
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	714	715,985

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020		809	$811,939
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021		965	963,944
Sinclair Television Group, Inc.
Term Loan, 3.00%, Maturing April 9, 2020		564	563,073
TWCC Holding Corp.
Term Loan, 3.50%, Maturing February 13, 2017		2,110	2,110,684
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020		1,900	1,752,750
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		5,413	5,410,476

			$22,975,785

Retailers (Except Food and Drug) — 8.6%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019		2,038	$2,043,372
B&M Retail Limited
Term Loan, 3.81%, Maturing May 21, 2019	GBP	400	607,109
Term Loan, 4.31%, Maturing April 28, 2020	GBP	325	496,303
Bass Pro Group, LLC
Term Loan, 3.75%, Maturing November 20, 2019		2,634	2,645,585
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020		5,122	5,117,782
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		717	692,549
Dollar Tree, Inc.
Term Loan, 4.25%, Maturing March 9, 2022		3,150	3,184,433
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		729	719,050
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019		1,191	1,200,745
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020		1,414	1,421,576
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		3,168	2,895,891
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,821	1,809,612
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		1,008	1,013,607
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020		2,793	2,801,728
Term Loan, 4.00%, Maturing January 28, 2020		1,092	1,098,118
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		4,704	4,715,283

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Party City Holdings, Inc.
Term Loan, 4.00%, Maturing July 27, 2019		2,471	$2,478,895
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 4.25%, Maturing October 11, 2018		513	514,952
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017		2,308	2,316,325
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022		5,275	5,299,545
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		1,740	1,631,250
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		571	569,974
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing October 1, 2021		2,228	2,256,736
Rent-A-Center, Inc.
Term Loan, 3.75%, Maturing March 19, 2021		569	569,962
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		2,760	2,764,875
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019		863	818,843
Vivarte SA
Term Loan, 11.00%, (4.00% Cash, 7.00% PIK), Maturing October 29, 2019(6)	EUR	589	667,589
Term Loan, 5.00%, (1.25% Cash, 3.75% PIK), Maturing October 29, 2020(7)	EUR	910	578,222
Wilton Brands, LLC
Term Loan, 7.50%, Maturing August 30, 2018		595	576,665

			$53,506,576

Steel — 1.7%
FMG Resources (August 2006) Pty Ltd.
Term Loan, 3.75%, Maturing June 30, 2019		9,795	$8,887,147
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017		744	743,728
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017		434	429,277
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018(3)		1,531	840,466

			$10,900,618

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 4.00%, Maturing March 11, 2018		2,004	$2,009,386
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021		1,733	1,615,556

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Surface Transport (continued)
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021	1,312	$1,317,899

		$4,942,841

Telecommunications — 4.1%
CWC Cayman Finance Limited
Term Loan, 5.50%, Maturing April 28, 2017	425	$425,659
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	8,350	8,332,256
IPC Systems, Inc.
Term Loan, 5.50%, Maturing August 6, 2021	2,375	2,363,125
Mitel US Holdings, Inc.
Term Loan, 5.00%, Maturing March 31, 2022	825	832,047
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	2,016	1,927,451
Term Loan, 4.00%, Maturing April 23, 2019	2,160	2,065,433
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	7,587	7,588,188
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	2,006	2,002,886

		$25,537,045

Utilities — 3.4%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	1,130	$1,119,459
Term Loan, 3.25%, Maturing January 31, 2022	418	413,924
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	926	929,209
Term Loan, Maturing May 19, 2022(2)	3,525	3,524,055
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	1,058	1,064,910
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	548	550,460
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	1,394	1,403,774
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 19, 2016	1,925	1,936,631
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	121	122,834
Term Loan, 5.00%, Maturing December 19, 2021	2,747	2,784,695
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	1,615	1,620,877
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	1,393	1,388,861

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	300	$303,188
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	16	16,383
Term Loan, 4.25%, Maturing May 6, 2020	306	305,667
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	1,496	1,522,247
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	444	446,319
Term Loan - Second Lien, 8.50%, Maturing January 15, 2022	1,800	1,784,250

		$21,237,743

Total Senior Floating-Rate Interests (identified cost $894,318,303)		$875,688,414

Corporate Bonds & Notes — 10.2%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(8)	75	$70,312
Orbital ATK, Inc.
5.25%, 10/1/21(8)	45	46,913
TransDigm, Inc.
7.50%, 7/15/21	10	10,850
6.00%, 7/15/22	85	86,275
6.50%, 7/15/24	80	82,000

		$296,350

Automotive — 0.1%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	20	$20,675
FCA US, LLC/CG Co-Issuer, Inc.
8.25%, 6/15/21	200	221,400
General Motors Financial Co., Inc.
4.75%, 8/15/17	75	79,320
3.25%, 5/15/18	10	10,245
Navistar International Corp.
8.25%, 11/1/21	105	105,525
ZF North America Capital, Inc.
4.50%, 4/29/22(8)	150	153,188

		$590,353

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.0%(9)
Constellation Brands, Inc.
6.00%, 5/1/22	70	$79,100
4.25%, 5/1/23	105	106,313

		$185,413

Brokerage / Securities Dealers / Investment Houses — 0.0%(9)
Alliance Data Systems Corp.
6.375%, 4/1/20(8)	55	$57,544

		$57,544

Building and Development — 0.1%
Building Materials Corp. of America
5.375%, 11/15/24(8)	95	$96,246
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(8)	50	53,250
HD Supply, Inc.
7.50%, 7/15/20	110	119,487
5.25%, 12/15/21(8)	40	41,750
Hillman Group, Inc. (The)
6.375%, 7/15/22(8)	75	74,063
Interline Brands, Inc.
10.00%, 11/15/18(10)	109	114,586
Nortek, Inc.
8.50%, 4/15/21	40	43,550
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(8)	120	125,400
TRI Pointe Holdings, Inc.
4.375%, 6/15/19(8)	45	44,494
5.875%, 6/15/24(8)	60	59,250
USG Corp.
5.875%, 11/1/21(8)	40	42,900
5.50%, 3/1/25(8)	5	5,194

		$820,170

Business Equipment and Services — 0.1%
Acosta, Inc.
7.75%, 10/1/22(8)	145	$148,444
Audatex North America, Inc.
6.00%, 6/15/21(8)	70	73,310
FTI Consulting, Inc.
6.00%, 11/15/22	40	42,650
IMS Health, Inc.
6.00%, 11/1/20(8)	80	83,400

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
ServiceMaster Co., LLC (The)
7.00%, 8/15/20		26	$27,690
7.45%, 8/15/27		45	46,013
TransUnion
8.125%, 6/15/18(10)		115	118,162
United Rentals North America, Inc.
7.625%, 4/15/22		40	44,100
6.125%, 6/15/23		35	36,728

			$620,497

Cable and Satellite Television — 0.9%
AMC Networks, Inc.
7.75%, 7/15/21		45	$49,162
4.75%, 12/15/22		35	35,875
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22		160	162,800
5.75%, 1/15/24		10	10,325
5.375%, 5/1/25(8)		95	95,950
CSC Holdings, LLC
5.25%, 6/1/24(8)		10	9,813
DISH DBS Corp.
6.75%, 6/1/21		185	198,066
5.875%, 7/15/22		35	35,788
5.875%, 11/15/24		25	25,125
IAC/InterActiveCorp
4.875%, 11/30/18		60	62,325
Numericable-SFR SAS
4.875%, 5/15/19(8)		400	403,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(8)		1,000	1,035,000
Virgin Media Secured Finance PLC
5.375%, 4/15/21(8)		923	969,778
6.00%, 4/15/21(8)	GBP	945	1,522,448
5.50%, 1/15/25(8)		625	642,187

			$5,257,642

Chemicals and Plastics — 0.8%
Chemours Co. (The)
6.625%, 5/15/23(8)		50	$50,875
7.00%, 5/15/25(8)		50	51,000
Evolution Escrow Issuer, LLC
7.50%, 3/15/22(8)		40	40,000
Hexion, Inc.
6.625%, 4/15/20		4,575	4,334,812

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Platform Specialty Products Corp.
6.50%, 2/1/22(8)	60	$63,300
Rockwood Specialties Group, Inc.
4.625%, 10/15/20	130	135,850
Tronox Finance, LLC
6.375%, 8/15/20	160	154,400
W.R. Grace & Co.
5.125%, 10/1/21(8)	30	31,050
5.625%, 10/1/24(8)	15	15,844

		$4,877,131

Commercial Services — 0.0%(9)
ExamWorks Group, Inc.
5.625%, 4/15/23	35	$35,919

		$35,919

Conglomerates — 0.0%(9)
Belden, Inc.
5.50%, 9/1/22(8)	20	$20,600
Spectrum Brands, Inc.
6.375%, 11/15/20	50	53,625
6.625%, 11/15/22	35	37,713
5.75%, 7/15/25(8)	75	77,437
TMS International Corp.
7.625%, 10/15/21(8)	45	45,000

		$234,375

Containers and Glass Products — 0.7%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc.
5.625%, 12/15/16(8)	15	$15,131
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	4,350	4,551,188
Sealed Air Corp.
8.375%, 9/15/21(8)	10	11,300

		$4,577,619

Cosmetics / Toiletries — 0.1%
Alphabet Holding Co., Inc.
7.75%, 11/1/17(10)	245	$248,369
Party City Holdings, Inc.
8.875%, 8/1/20	130	140,595

		$388,964

Security	Principal Amount* (000’s omitted)	Value

Distribution & Wholesale — 0.0%(9)
American Tire Distributors, Inc.
10.25%, 3/1/22(8)	75	$79,688

		$79,688

Diversified Financial Services — 0.0%(9)
Quicken Loans, Inc.
5.75%, 5/1/25(8)	35	$35,131

		$35,131

Drugs — 0.1%
ConvaTec Finance International SA
8.25%, 1/15/19(8)(10)	200	$199,750
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(8)	205	219,222
7.50%, 7/15/21(8)	50	54,825
5.50%, 3/1/23(8)	30	30,675
5.875%, 5/15/23(8)	160	166,200
6.125%, 4/15/25(8)	160	167,000

		$837,672

Ecological Services and Equipment — 0.0%(9)
ADS Waste Holdings, Inc.
8.25%, 10/1/20	55	$58,231
Clean Harbors, Inc.
5.25%, 8/1/20	50	51,625
5.125%, 6/1/21	25	25,625
Covanta Holding Corp.
5.875%, 3/1/24	25	25,875

		$161,356

Electronics / Electrical — 0.1%
Alcatel-Lucent USA, Inc.
4.625%, 7/1/17(8)	35	$36,094
8.875%, 1/1/20(8)	260	286,325
CommScope Holding Co., Inc.
6.625%, 6/1/20(8)(10)	55	56,925
Freescale Semiconductor, Inc.
6.00%, 1/15/22(8)	55	59,400
Infor US, Inc.
6.50%, 5/15/22(8)	30	31,242
Nuance Communications, Inc.
5.375%, 8/15/20(8)	120	121,650

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Zebra Technologies Corp.
7.25%, 10/15/22(8)		105	$114,187

			$705,823

Equipment Leasing — 0.3%
International Lease Finance Corp.
8.625%, 9/15/15		1,000	$1,018,750
6.75%, 9/1/16(8)		400	423,750
7.125%, 9/1/18(8)		400	451,000

			$1,893,500

Financial Intermediaries — 0.5%
CIT Group, Inc.
5.50%, 2/15/19(8)		45	$47,644
5.375%, 5/15/20		10	10,637
First Data Corp.
7.375%, 6/15/19(8)		1,000	1,042,500
6.75%, 11/1/20(8)		1,066	1,140,620
11.25%, 1/15/21		42	47,250
10.625%, 6/15/21		42	47,565
11.75%, 8/15/21		56	63,617
Icahn Enterprises, LP/Icahn Enterprises Finance Corp.
3.50%, 3/15/17		45	45,619
6.00%, 8/1/20		40	43,150
JPMorgan Chase & Co.
6.75% to 2/1/24, 1/29/49(11)		80	87,300
Navient Corp.
5.50%, 1/15/19		160	166,400
5.00%, 10/26/20		35	35,000
5.875%, 10/25/24		35	33,512

			$2,810,814

Food Products — 0.8%
Dean Foods Co.
6.50%, 3/15/23(8)		50	$52,125
Iceland Bondco PLC
4.822%, 7/15/20(8)(12)	GBP	3,750	4,950,583
Pilgrim’s Pride Corp.
5.75%, 3/15/25(8)		65	66,137
Post Holdings, Inc.
6.75%, 12/1/21(8)		30	29,775
6.00%, 12/15/22(8)		35	32,856
WhiteWave Foods Co. (The)
5.375%, 10/1/22		25	27,063

			$5,158,539

Security	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 0.0%(9)
Rite Aid Corp.
6.125%, 4/1/23(8)	120	$125,250

		$125,250

Health Care — 1.1%
Alere, Inc.
7.25%, 7/1/18	15	$15,975
8.625%, 10/1/18	45	46,828
6.50%, 6/15/20	35	37,013
AmSurg Corp.
5.625%, 11/30/20	50	51,278
5.625%, 7/15/22	45	46,238
Biomet, Inc.
6.50%, 8/1/20	175	185,150
Capsugel SA
7.00%, 5/15/19(8)(10)	25	25,609
Centene Corp.
4.75%, 5/15/22	20	21,100
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	2,445	2,521,406
7.125%, 7/15/20	130	138,937
6.875%, 2/1/22	110	117,837
Concordia Healthcare Corp.
7.00%, 4/15/23(8)	15	15,131
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp.
8.125%, 6/15/21(8)	55	56,788
HCA Holdings, Inc.
6.25%, 2/15/21	90	98,550
HCA, Inc.
6.50%, 2/15/20	20	22,375
4.75%, 5/1/23	1,200	1,245,000
Hologic, Inc.
6.25%, 8/1/20	265	275,269
Kinetic Concepts, Inc./KCI USA, Inc.
10.50%, 11/1/18	50	53,900
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC
4.875%, 4/15/20(8)	30	30,825
5.50%, 4/15/25(8)	30	30,285
MPH Acquisition Holdings, LLC
6.625%, 4/1/22(8)	175	185,500
Opal Acquisition, Inc.
8.875%, 12/15/21(8)	60	59,325
Sterigenics-Nordion Holdings, LLC
6.50%, 5/15/23(8)	50	50,500

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Surgical Care Affiliates, Inc.
6.00%, 4/1/23(8)	40	$41,200
Teleflex, Inc.
5.25%, 6/15/24	20	20,500
Tenet Healthcare Corp.
6.00%, 10/1/20	55	58,988
4.375%, 10/1/21	675	664,875
8.125%, 4/1/22	105	114,712
United Surgical Partners International, Inc.
9.00%, 4/1/20	65	69,956
VWR Funding, Inc.
7.25%, 9/15/17	95	98,919
WellCare Health Plans, Inc.
5.75%, 11/15/20	120	126,675

		$6,526,644

Holding Company – Diversified — 0.0%(9)
Argos Merger Sub, Inc.
7.125%, 3/15/23(8)	80	$85,000
HRG Group, Inc.
7.875%, 7/15/19(8)	40	42,460
7.875%, 7/15/19	70	74,305

		$201,765

Home Furnishings — 0.0%(9)
Tempur Sealy International, Inc.
6.875%, 12/15/20	40	$42,900

		$42,900

Industrial Equipment — 0.0%(9)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(8)	55	$57,062
Erikson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(13)	82	46,000
Manitowoc Co., Inc. (The)
5.875%, 10/15/22	40	43,400
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(8)(10)	55	55,825

		$202,287

Insurance — 0.3%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub, LLC
7.875%, 12/15/20(8)	60	$61,950

Security	Principal Amount* (000’s omitted)	Value

Insurance (continued)
CNO Financial Group, Inc.
6.375%, 10/1/20(8)	1,175	$1,253,666
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(8)(10)	45	45,000
Hub International, Ltd.
7.875%, 10/1/21(8)	60	62,100
USI, Inc.
7.75%, 1/15/21(8)	100	102,500

		$1,525,216

Internet Software & Services — 0.0%(9)
Netflix, Inc.
5.50%, 2/15/22(8)	80	$83,800
5.875%, 2/15/25(8)	120	126,000

		$209,800

Leisure Goods / Activities / Movies — 0.2%
Activision Blizzard, Inc.
6.125%, 9/15/23(8)	35	$38,675
National CineMedia, LLC
6.00%, 4/15/22	835	868,400
NCL Corp., Ltd.
5.00%, 2/15/18	30	30,825
5.25%, 11/15/19(8)	25	25,968
Regal Entertainment Group
5.75%, 3/15/22	35	36,181
Royal Caribbean Cruises
7.25%, 6/15/16	25	26,312
7.25%, 3/15/18	50	55,310
Sabre GLBL, Inc.
5.375%, 4/15/23(8)	25	25,563
Viking Cruises, Ltd.
8.50%, 10/15/22(8)	100	112,250
6.25%, 5/15/25(8)	45	45,337

		$1,264,821

Lodging and Casinos — 0.7%
Buffalo Thunder Development Authority
11.00%, 12/9/22(8)	250	$189,691
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(4)	2,375	1,959,375
9.00%, 2/15/20(4)	1,875	1,563,125
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	75	78,000

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21	110	$116,462
MGM Resorts International
6.625%, 12/15/21	90	97,200
7.75%, 3/15/22	30	34,125
6.00%, 3/15/23	65	67,681
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23(8)	30	30,150
Station Casinos, LLC
7.50%, 3/1/21	55	58,850
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(8)	345	184,575

		$4,379,234

Manufacturing — 0.0%(9)
Bombardier, Inc.
5.50%, 9/15/18(8)	30	$29,850
7.50%, 3/15/25(8)	45	43,200

		$73,050

Nonferrous Metals / Minerals — 0.1%
Alpha Natural Resources, Inc.
7.50%, 8/1/20(8)	15	$3,638
CONSOL Energy, Inc.
5.875%, 4/15/22	35	33,053
Eldorado Gold Corp.
6.125%, 12/15/20(8)	120	118,800
IAMGOLD Corp.
6.75%, 10/1/20(8)	60	50,700
Imperial Metals Corp.
7.00%, 3/15/19(8)	30	29,550
Kissner Milling Co., Ltd.
7.25%, 6/1/19(8)	90	92,362
New Gold, Inc.
6.25%, 11/15/22(8)	70	70,438
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20(8)	55	56,650

		$455,191

Oil and Gas — 0.8%
Aerojet Rocketdyne Holdings, Inc.
7.125%, 3/15/21	70	$75,250

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Antero Resources Corp.
6.00%, 12/1/20	15	$15,450
5.375%, 11/1/21	100	101,750
5.625%, 6/1/23(8)	35	36,120
Berry Petroleum Co., LLC
6.375%, 9/15/22	10	8,250
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(8)	40	41,640
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	70	68,075
California Resources Corp.
5.50%, 9/15/21	50	47,625
6.00%, 11/15/24	5	4,625
Canbriam Energy, Inc.
9.75%, 11/15/19(8)	30	30,900
Chesapeake Energy Corp.
7.25%, 12/15/18	90	97,425
6.125%, 2/15/21	120	122,700
CITGO Petroleum Corp.
6.25%, 8/15/22(8)	775	771,125
Concho Resources, Inc.
5.50%, 4/1/23	245	249,900
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(8)	95	99,275
7.75%, 2/15/23(8)	60	64,350
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	135	139,050
Denbury Resources, Inc.
5.50%, 5/1/22	20	19,188
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(8)	95	95,237
8.125%, 9/15/23(8)	25	26,063
Energy Transfer Equity, L.P.
5.875%, 1/15/24	70	74,725
EP Energy, LLC/Everest Acquisition Finance, Inc.
6.875%, 5/1/19	45	46,547
9.375%, 5/1/20	145	158,412
7.75%, 9/1/22	70	73,850
Gulfport Energy Corp.
7.75%, 11/1/20	95	100,937
6.625%, 5/1/23(8)	65	66,462
Halcon Resources Corp.
8.625%, 2/1/20(8)	25	25,438
Laredo Petroleum, Inc.
7.375%, 5/1/22	95	101,412

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Matador Resources Co.
6.875%, 4/15/23(8)	40	$41,300
MEG Energy Corp.
6.375%, 1/30/23(8)	85	80,750
Memorial Resource Development Corp.
5.875%, 7/1/22(8)	120	117,900
Newfield Exploration Co.
5.625%, 7/1/24	130	137,475
Oasis Petroleum, Inc.
6.875%, 1/15/23	65	66,300
Paramount Resources, Ltd.
6.875%, 6/30/23(8)(14)	25	25,188
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	20	21,450
PBF Logistics L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23(8)	50	51,125
Precision Drilling Corp.
6.50%, 12/15/21	5	4,975
Rice Energy, Inc.
7.25%, 5/1/23(8)	15	15,675
Rosetta Resources, Inc.
5.625%, 5/1/21	60	63,906
5.875%, 6/1/22	85	91,162
RSP Permian, Inc.
6.625%, 10/1/22(8)	85	88,825
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	170	176,481
5.625%, 4/15/23	100	102,250
5.625%, 3/1/25(8)	95	95,356
Sabine Pass LNG, L.P.
6.50%, 11/1/20	105	111,037
Seven Generations Energy, Ltd.
8.25%, 5/15/20(8)	140	150,850
6.75%, 5/1/23(8)	65	65,650
Seventy Seven Energy, Inc.
6.50%, 7/15/22	35	22,138
SM Energy Co.
6.125%, 11/15/22(8)	25	26,188
6.50%, 1/1/23	90	94,050
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23(8)	50	52,250
Tesoro Corp.
5.375%, 10/1/22	90	94,500
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19(8)	15	15,938
6.25%, 10/15/22(8)	35	37,187

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Triangle USA Petroleum Corp.
6.75%, 7/15/22(8)	35	$29,750
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	10	10,165

		$4,651,602

Publishing — 0.1%
Laureate Education, Inc.
10.00%, 9/1/19(8)	635	$616,744
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance
9.75%, 4/1/21	145	161,312
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(8)(10)	30	30,788

		$808,844

Radio and Television — 0.4%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$52,563
Series B, 6.50%, 11/15/22	100	106,250
Crown Media Holdings, Inc.
10.50%, 7/15/19	115	122,331
iHeartCommunications, Inc.
9.00%, 12/15/19	953	939,896
11.25%, 3/1/21	60	60,825
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(8)	35	36,050
Sirius XM Radio, Inc.
5.875%, 10/1/20(8)	25	26,094
6.00%, 7/15/24(8)	95	98,819
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	72,362
Univision Communications, Inc.
6.75%, 9/15/22(8)	837	909,191
5.125%, 5/15/23(8)	30	30,225

		$2,454,606

Real Estate Investment Trusts (REITs) — 0.0%(9)
Communications Sales & Leasing, Inc.
6.00%, 4/15/23(8)	5	$5,038
8.25%, 10/15/23(8)	20	20,450
ESH Hospitality, Inc.
5.25%, 5/1/25(8)	35	35,437

		$60,925

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Retail — 0.1%
Chinos Intermediate Holdings A, Inc.
7.75%, 5/1/19(8)(10)	35	$30,187
Family Tree Escrow, LLC
5.25%, 3/1/20(8)	50	52,875
5.75%, 3/1/23(8)	165	174,694

		$257,756

Retailers (Except Food and Drug) — 0.2%
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(8)	65	$65,244
6.00%, 4/1/22(8)	125	129,937
Hot Topic, Inc.
9.25%, 6/15/21(8)	150	163,125
Levi Strauss & Co.
6.875%, 5/1/22	65	71,175
Michaels Stores, Inc.
5.875%, 12/15/20(8)	45	47,700
Murphy Oil USA, Inc.
6.00%, 8/15/23	140	149,450
Neiman Marcus Group, Ltd., LLC
8.75%, 10/15/21(8)(10)	40	43,400
New Academy Finance Co., LLC/New Academy Finance Corp.
8.00%, 6/15/18(8)(10)	115	116,438
Petco Holdings, Inc.
8.50%, 10/15/17(8)(10)	130	134,225
Radio Systems Corp.
8.375%, 11/1/19(8)	65	70,200
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	55	58,850

		$1,049,744

Road & Rail — 0.0%(9)
Florida East Coast Holdings Corp.
6.75%, 5/1/19(8)	25	$25,000
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(8)	35	35,875

		$60,875

Software and Services — 0.0%(9)
IHS, Inc.
5.00%, 11/1/22(8)	60	$60,750

Security	Principal Amount* (000’s omitted)	Value

Software and Services (continued)
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(8)(10)	90	$91,913
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(8)	70	52,500

		$205,163

Steel — 0.0%(9)
AK Steel Corp.
8.75%, 12/1/18	35	$37,144
ArcelorMittal
7.00%, 2/25/22	25	27,437
JMC Steel Group, Inc.
8.25%, 3/15/18(8)	65	59,069

		$123,650

Surface Transport — 0.1%
Hertz Corp. (The)
6.25%, 10/15/22	70	$72,275
XPO Logistics, Inc.
7.875%, 9/1/19(8)	195	210,113

		$282,388

Technology — 0.0%(9)
Micron Technology, Inc.
5.25%, 8/1/23(8)	70	$70,175
5.625%, 1/15/26(8)	90	88,650

		$158,825

Telecommunications — 0.9%
Avaya, Inc.
9.00%, 4/1/19(8)	45	$46,687
10.50%, 3/1/21(8)	414	355,938
CenturyLink, Inc.
6.75%, 12/1/23	55	58,953
CommScope Technologies Finance LLC
6.00%, 6/15/25(8)(14)	65	65,975
CommScope, Inc.
4.375%, 6/15/20(8)(14)	20	20,225
Equinix, Inc.
5.375%, 1/1/22	20	20,913

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Frontier Communications Corp.
6.25%, 9/15/21		50	$48,406
7.625%, 4/15/24		30	29,025
6.875%, 1/15/25		50	45,813
Hughes Satellite Systems Corp.
6.50%, 6/15/19		900	993,375
Intelsat Jackson Holdings SA
7.25%, 10/15/20		110	111,925
Intelsat Luxembourg SA
7.75%, 6/1/21		190	172,187
8.125%, 6/1/23		90	80,550
NII International Telecom S.C.A.
7.875%, 8/15/19(4)(8)		35	32,550
Plantronics, Inc.
5.50%, 5/31/23(8)		60	61,050
SBA Telecommunications, Inc.
5.75%, 7/15/20		155	163,331
Sprint Communications, Inc.
7.00%, 8/15/20		680	695,300
6.00%, 11/15/22		5	4,800
Sprint Corp.
7.25%, 9/15/21		60	60,525
7.875%, 9/15/23		250	254,850
7.625%, 2/15/25		45	44,255
T-Mobile USA, Inc.
6.25%, 4/1/21		40	42,480
6.633%, 4/28/21		50	53,440
6.731%, 4/28/22		20	21,350
6.625%, 4/1/23		50	52,750
6.375%, 3/1/25		55	57,722
Wind Acquisition Finance SA
5.245%, 4/30/19(8)(12)	EUR	550	611,314
6.50%, 4/30/20(8)		525	559,781
4.011%, 7/15/20(8)(12)	EUR	525	578,770
Windstream Corp.
7.75%, 10/1/21		80	76,000
6.375%, 8/1/23		40	33,750

			$5,453,990

Utilities — 0.5%
AES Corp. (The)
5.50%, 3/15/24		20	$20,200
Air Medical Merger Sub Corp.
6.375%, 5/15/23(8)		50	48,375

Security	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Calpine Corp.
5.375%, 1/15/23	55	$55,550
7.875%, 1/15/23(8)	2,672	2,937,533
5.75%, 1/15/25	25	25,281
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
6.75%, 11/1/19(8)	80	85,000
7.375%, 11/1/22(8)	65	69,550
7.625%, 11/1/24(8)	55	59,262

		$3,300,751

Total Corporate Bonds & Notes (identified cost $64,168,174)		$63,499,777

Asset-Backed Securities — 4.5%

Security	Principal Amount (000’s omitted)	Value
Apidos CLO XVII, Series 2014-17A, Class B, 3.124%, 4/17/26(8)(12)	$600	$594,200
Apidos CLO XVII, Series 2014-17A, Class C, 3.574%, 4/17/26(8)(12)	1,000	962,928
Apidos CLO XVII, Series 2014-17A, Class D, 5.024%, 4/17/26(8)(12)	1,000	918,924
Apidos CLO XIX, Series 2014-19A, Class E, 5.724%, 10/17/26(8)(12)	2,400	2,294,655
Apidos CLO XXI, Series 2015-21A, Class D, 5.827%, 7/18/27(8)(12)(14)	1,000	968,628
Ares CLO, Ltd., Series 2014-32A, Class D, 5.974%, 11/15/25(8)(12)	2,000	1,948,824
Babson CLO, Ltd., Series 2013-IA, Class C, 2.975%, 4/20/25(8)(12)	500	499,162
Babson CLO, Ltd., Series 2013-IA, Class D, 3.775%, 4/20/25(8)(12)	400	398,341
Babson CLO, Ltd., Series 2013-IA, Class E, 4.675%, 4/20/25(8)(12)	250	230,525
Birchwood Park CLO, Ltd., Series 2014-1A, Class C1, 3.375%, 7/15/26(8)(12)	525	526,628
Birchwood Park CLO, Ltd., Series 2014-1A, Class E1, 5.375%, 7/15/26(8)(12)	525	490,767
Carlyle Global Market Strategies CLO, Ltd., Series 2014-4A, Class E, 5.45%, 10/15/26(8)(12)	2,000	1,901,051
Cent CLO, L.P., Series 2014-22A, Class D, 5.576%, 11/7/26(8)(12)	1,000	956,632
Centurion CDO IX Ltd., Series 2005-9A, Class D1, 5.024%, 7/17/19(8)(12)	750	733,908
CIFC Funding, Ltd., Series 2013-2A, Class A3L, 2.925%, 4/21/25(8)(12)	2,925	2,904,302

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A3L, 2.974%, 8/15/25(8)(12)	$1,500	$1,497,402
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1L, 3.474%, 8/15/25(8)(12)	640	624,784
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B2L, 4.174%, 8/15/25(8)(12)	430	381,308
Golub Capital Partners CLO, Ltd., Series 2015-23A, Class E, 5.75%, 5/5/27(8)(12)	2,000	1,866,766
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class C, 2.975%, 4/20/25(8)(12)	450	447,324
Oak Hill Credit Partners VIII Ltd., Series 2013-8A, Class D, 3.775%, 4/20/25(8)(12)	500	497,911
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class C1, 3.024%, 7/17/25(8)(12)	1,025	1,014,010
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.624%, 7/17/25(8)(12)	1,025	990,209
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class E, 4.774%, 7/17/25(8)(12)	1,225	1,121,025
Race Point CLO, Ltd., Series 2012-7A, Class D, 4.526%, 11/8/24(8)(12)	1,750	1,751,184
Ziggurat CLO, Ltd., Series 2014-1A, Class E, 5.275%, 10/17/26(8)(12)	2,000	1,801,471

Total Asset-Backed Securities (identified cost $28,063,684)		$28,322,869

Common Stocks — 0.7%

Security	Shares	Value

Aerospace and Defense — 0.0%(9)
IAP Worldwide Services, LLC(3)(13)(15)	58	$63,461

		$63,461

Automotive — 0.1%
Dayco Products, LLC(3)(13)	20,780	$862,370

		$862,370

Building and Development — 0.1%
Panolam Holdings Co.(3)(15)(16)	280	$245,885

		$245,885

Business Equipment and Services — 0.0%(9)
Education Management Corp.(3)(13)(15)	3,569,737	$96,383

		$96,383

Security	Shares	Value

Food Service — 0.0%
Buffets Restaurants Holdings, Inc.(3)(13)(15)	54,868	$0

		$0

Lodging and Casinos — 0.1%
Tropicana Entertainment, Inc.(13)(15)	37,016	$595,958

		$595,958

Publishing — 0.4%
ION Media Networks, Inc.(3)(13)	4,429	$1,594,396
MediaNews Group, Inc.(3)(13)(15)	29,104	1,120,506

		$2,714,902

Total Common Stocks (identified cost $2,161,838)		$4,578,959

Convertible Preferred Stocks — 0.0%(9)

Security	Shares	Value

Business Equipment and Services — 0.0%(9)
Education Management Corp.
Series A-1, 7.50%(13)(15)	3,972	$260,828

Total Convertible Preferred Stocks (identified cost $280,330)		$260,828

Closed-End Funds — 2.1%

Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	111,292	$1,526,926
Invesco Senior Income Trust	538,147	2,529,291
Nuveen Credit Strategies Income Fund	406,731	3,628,040
Nuveen Floating Rate Income Fund	164,907	1,830,468
Nuveen Floating Rate Income Opportunity Fund	115,017	1,305,443
Voya Prime Rate Trust	441,753	2,407,554

Total Closed-End Funds (identified cost $13,551,541)		$13,227,722

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Portfolio of Investments — continued

Miscellaneous — 0.0%(9)

Security	Principal Amount/ Shares	Value

Gaming — 0.0%(9)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(3)(8)(15)	$110,932	$1,664

		$1,664

Oil and Gas — 0.0%(9)
SemGroup Corp., Escrow Certificate(15)	605,000	$1,513

		$1,513

Total Miscellaneous (identified cost $0)		$3,177

Short-Term Investments — 1.0%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.18%(17)	$5,985	$5,985,274

Total Short-Term Investments (identified cost $5,985,274)		$5,985,274

Total Investments — 159.0% (identified cost $1,008,529,144)		$991,567,020

Notes Payable — (46.5)%		$(290,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (12.8)%		$(80,000,000)

Other Assets, Less Liabilities — 0.3%		$1,872,252

Net Assets Applicable to Common Shares — 100.0%		$623,439,272

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP	–	Debtor In Possession
PIK	–	Payment In Kind
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after May 31, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	The issuer is in default on the payment of principal but continues to pay interest.

(6)	Includes new money preferred shares that trade with the loan.

(7)	Includes Vivarte Class A preferred shares, Vivarte Class B ordinary shares and Luxco ordinary shares that trade with the loan.

(8)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At May 31, 2015, the aggregate value of these securities is $59,451,839 or 9.5% of the Trust’s net assets applicable to common shares.

(9)	Amount is less than 0.05%.

(10)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.

(12)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2015.

(13)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(14)	When-issued security.

(15)	Non-income producing security.

(16)	Restricted security (see Note 7).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2015.

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Statement of Assets and Liabilities

Assets	May 31, 2015
Unaffiliated investments, at value (identified cost, $1,002,543,870)	$985,581,746
Affiliated investment, at value (identified cost, $5,985,274)	5,985,274
Cash	13,451,767
Foreign currency, at value (identified cost, $742,149)	742,173
Interest and dividends receivable	5,785,592
Interest receivable from affiliated investment	1,468
Receivable for investments sold	5,322,133
Receivable for open forward foreign currency exchange contracts	20,882
Deferred offering costs	90,144
Prepaid upfront fees on variable rate term preferred shares	147,131
Prepaid upfront fees on notes payable	245,628
Prepaid expenses	35,742
Total assets	$1,017,409,680

Liabilities
Notes payable	$290,000,000
Variable rate term preferred shares, at liquidation value	80,000,000
Payable for investments purchased	21,273,005
Payable for when-issued securities	1,075,146
Payable for open forward foreign currency exchange contracts	365,835
Payable to affiliates:
Investment adviser fee	634,047
Trustees’ fees	7,986
Interest expense and fees payable	390,933
Accrued expenses	223,456
Total liabilities	$393,970,408
Net assets applicable to common shares	$623,439,272

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 39,863,690 shares issued and outstanding	$398,637
Additional paid-in capital	749,717,912
Accumulated net realized loss	(110,028,009)
Accumulated undistributed net investment income	687,522
Net unrealized depreciation	(17,336,790)
Net assets applicable to common shares	$623,439,272

Net Asset Value Per Common Share
($623,439,272 ÷ 39,863,690 common shares issued and outstanding)	$15.64

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Statement of Operations

Investment Income	Year Ended May 31, 2015
Interest and other income	$48,184,632
Dividends	549,265
Interest allocated from affiliated investment	25,696
Expenses allocated from affiliated investment	(2,920)
Total investment income	$48,756,673

Expenses
Investment adviser fee	$7,544,601
Trustees’ fees and expenses	48,025
Custodian fee	368,910
Transfer and dividend disbursing agent fees	18,230
Legal and accounting services	220,803
Printing and postage	82,124
Amortization of deferred offering costs	164,426
Interest expense and fees	5,021,395
Miscellaneous	131,484
Total expenses	$13,599,998
Deduct —
Reduction of custodian fee	$10
Total expense reductions	$10

Net expenses	$13,599,988

Net investment income	$35,156,685

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(4,015,055)
Investment transactions allocated from affiliated investment	87
Foreign currency and forward foreign currency exchange contract transactions	8,528,843
Net realized gain	$4,513,875
Change in unrealized appreciation (depreciation) —
Investments	$(21,372,109)
Foreign currency and forward foreign currency exchange contracts	(419,712)
Net change in unrealized appreciation (depreciation)	$(21,791,821)

Net realized and unrealized loss	$(17,277,946)

Net increase in net assets from operations	$17,878,739

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$35,156,685	$35,402,265
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	4,513,875	2,999,730
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(21,791,821)	(8,815,563)
Net increase in net assets from operations	$17,878,739	$29,586,432
Distributions to common shareholders —
From net investment income	$(35,518,548)	$(38,486,213)
Total distributions to common shareholders	$(35,518,548)	$(38,486,213)
Capital share transactions —
Proceeds from shelf offering, net of offering costs (see Note 6)	$—	$2,694,229
Reinvestment of distributions to common shareholders	—	442,247
Net increase in net assets from capital share transactions	$—	$3,136,476

Net decrease in net assets	$(17,639,809)	$(5,763,305)

Net Assets Applicable to Common Shares
At beginning of year	$641,079,081	$646,842,386
At end of year	$623,439,272	$641,079,081

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of year	$687,522	$(22,278)

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2015
Net increase in net assets from operations	$17,878,739
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(324,257,039)
Investments sold and principal repayments	321,245,486
Decrease in short-term investments, net	11,191,263
Net amortization/accretion of premium (discount)	(924,432)
Amortization of deferred offering costs and prepaid upfront fees on variable rate term preferred shares	297,760
Amortization of prepaid upfront fees on notes payable	64,372
Decrease in restricted cash	60,000
Decrease in interest and dividends receivable	49,295
Decrease in interest receivable from affiliated investment	69
Decrease in receivable for open forward foreign currency exchange contracts	195,152
Decrease in prepaid expenses	4,272
Increase in payable for open forward foreign currency exchange contracts	223,594
Decrease in payable to affiliate for investment adviser fee	(16,474)
Increase in payable to affiliate for Trustees’ fees	780
Decrease in interest expense and fees payable	(17,020)
Increase in accrued expenses	17,410
Decrease in unfunded loan commitments	(2,287,601)
Net change in unrealized (appreciation) depreciation from investments	21,372,109
Net realized loss from investments	4,015,055
Net cash provided by operating activities	$49,112,790

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(35,518,548)
Payment of prepaid upfront fees on variable rate term preferred shares	(74,074)
Payment of prepaid upfront fees on notes payable	(310,000)
Proceeds from notes payable	10,000,000
Repayment of notes payable	(20,000,000)
Net cash used in financing activities	$(45,902,622)

Net increase in cash*	$3,210,168

Cash at beginning of year(1)	$10,983,772

Cash at end of year(1)	$14,193,940

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and variable rate term preferred shares	$5,224,783

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $455.

(1)	Balance includes foreign currency, at value.

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year (Common shares)	$16.080	$16.300	$15.510	$15.900	$14.880

Income (Loss) From Operations
Net investment income(1)	$0.882	$0.889	$1.058	$1.034	$0.991
Net realized and unrealized gain (loss)	(0.431)	(0.145)	0.707	(0.368)	1.082
Distributions to APS shareholders —
From net investment income(1)	—	—	(0.024)	(0.032)	(0.033)
Discount on redemption and repurchase of APS(1)	—	—	0.036	—	—

Total income from operations	$0.451	$0.744	$1.777	$0.634	$2.040

Less Distributions to Common Shareholders
From net investment income	$(0.891)	$(0.966)	$(1.041)	$(1.024)	$(1.020)

Total distributions to common shareholders	$(0.891)	$(0.966)	$(1.041)	$(1.024)	$(1.020)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$0.002	$0.054	$—	$—

Net asset value — End of year (Common shares)	$15.640	$16.080	$16.300	$15.510	$15.900

Market value — End of year (Common shares)	$14.360	$15.180	$16.680	$15.790	$16.390

Total Investment Return on Net Asset Value(2)	3.43%	4.87%	12.15%	4.43%	14.13%

Total Investment Return on Market Value(2)	0.59%	(3.19)%	12.66%	3.13%	21.99%

33	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2015	2014	2013		2012		2011
Net assets applicable to common shares, end of year (000’s omitted)	$623,439	$641,079	$646,842		$582,011		$595,890
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees(3)	1.37%	1.36%	1.38	%(4)	1.28	%(4)	1.22	%(4)
Interest and fee expense(5)	0.80%	0.77%	0.66%		0.58%		0.65%
Total expenses	2.17%	2.13%	2.04	%(4)	1.86	%(4)	1.87	%(4)
Net investment income	5.60%	5.50%	6.61	%(4)	6.73	%(4)	6.43	%(4)
Portfolio Turnover	32%	35%	47%		38%		50%
Senior Securities:
Total notes payable outstanding (in 000’s)	$290,000	$300,000	$290,000		$260,000		$238,000
Asset coverage per $1,000 of notes payable(6)	$3,426	$3,404	$3,506		$3,546		$3,840
Total preferred shares outstanding(7)	800	800	800		3,200		3,200
Asset coverage per preferred share(7)(8)	$268,497	$268,705	$274,822		$67,796		$71,848
Involuntary liquidation preference per preferred share(7)(9)	$100,000	$100,000	$100,000		$25,000		$25,000
Approximate market value per preferred share(7)(9)	$100,000	$100,000	$100,000		$25,000		$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders.

(5)	Interest and fee expense relates to variable rate term preferred shares and the notes payable, primarily incurred to redeem the Trust’s APS (see Note 9).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)	Preferred shares represent variable rate term preferred shares as of May 31, 2015, 2014 and 2013 and APS as of May 31, 2012 and 2011.

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 268%, 269%, 275%, 271% and 287% at May 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(9)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares (variable rate term preferred shares and APS, as applicable) and borrowings are presented below. Ratios do not reflect the effect of dividend payments to APS shareholders and exclude the effect of custody fee credits, if any.

	Year Ended May 31,
	2015	2014	2013	2012	2011
Expenses excluding interest and fees	0.85%	0.85%	0.89%	0.81%	0.78%
Interest and fee expense	0.50%	0.49%	0.42%	0.37%	0.42%
Total expenses	1.35%	1.34%	1.31%	1.18%	1.20%
Net investment income	3.50%	3.46%	4.23%	4.28%	4.14%

APS	–	Auction Preferred Shares

34	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Trust’s investment in Cash Reserves Fund reflects the Trust’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

35

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2015, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

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Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2015. The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

The VRTP Shares are a form of preferred shares that represent stock of the Trust. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a current mandatory redemption date of July 8, 2016, unless extended. The original mandatory redemption date of December 18, 2015 was extended on May 20, 2015 upon consent of the holders of the VRTP Shares and approval of the Trust’s Board of Trustees. Dividends on the VRTP Shares are determined each day based on a spread of 1.45% to the Conduit’s current cost of funding. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares.

The VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Trust in connection with its offering of VRTP Shares were capitalized as deferred offering costs and are being amortized over a period of three years to the original mandatory redemption date of December 18, 2015. In connection with the issuance of VRTP Shares, the Trust paid an upfront fee to the Conduit of $400,000 that prior to the extension of the mandatory redemption date, was being amortized to interest expense and fees over a period of three years. In connection with the subsequent extension of the mandatory redemption date, the Trust paid an additional upfront fee of $74,074 which, together with the unamortized portion of the initial upfront fee, are being amortized over the remaining term of the VRTP Shares to July 8, 2016. The unamortized amounts as of May 31, 2015 are presented as prepaid upfront fees on VRTP shares on the Statement of Assets and Liabilities. The carrying amount of the VRTP Shares at May 31, 2015 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2015.

The average liquidation preference of the VRTP Shares during the year ended May 31, 2015 was $80,000,000.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. In addition, at least anually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at May 31, 2015 was 1.66%. The amount of dividends accrued and the average dividend rate of the VRTP Shares during the year ended May 31, 2015 were $1,344,571 and 1.68%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest payments for financial reporting purposes, for the years ended May 31, 2015 and May 31, 2014 was as follows:

	Year Ended May 31,
	2015	2014

Distributions declared from:
Ordinary income	$36,863,119	$39,826,851

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Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

During the year ended May 31, 2015, accumulated net realized loss was increased by $6,351,111, accumulated undistributed net investment income was increased by $1,071,663 and paid-in capital was increased by $5,279,448 due to differences between book and tax accounting, primarily for foreign currency gain (loss), tax straddle transactions, premium amortization, accretion of market discount, defaulted bond interest, investments in partnerships and the treatment of VRTP Shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$687,522
Capital loss carryforwards and deferred capital losses	$(109,344,997)
Net unrealized depreciation	$(18,019,802)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, premium amortization and accretion of market discount.

At May 31, 2015, the Trust, for federal income tax purposes, had capital loss carryforwards of $107,490,819 and deferred capital losses of $1,854,178 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on May 31, 2017 ($49,801,677), May 31, 2018 ($40,967,167) and May 31, 2019 ($16,721,975) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at May 31, 2015, $1,854,178 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,009,212,156

Gross unrealized appreciation	$9,931,397
Gross unrealized depreciation	(27,576,533)

Net unrealized depreciation	$(17,645,136)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended May 31, 2015, the Trust’s investment adviser fee amounted to $7,544,601. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $327,669,075 and $322,166,136, respectively, for the year ended May 31, 2015.

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Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the year ended May 31, 2015. Common shares issued by the Trust pursuant to its dividend reinvestment plan for the year ended May 31, 2014 were 27,348.

On November 11, 2013 the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended May 31, 2015 and May 31, 2014.

Pursuant to a registration statement filed with and declared effective on January 17, 2013 by the SEC, the Trust is authorized to issue up to an additional 3,755,456 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share.

During the year ended May 31, 2015, there were no shares sold by the Trust pursuant to its shelf offering. During the year ended May 31, 2014, the Trust sold 162,985 common shares and received proceeds (net of offering costs) of $2,694,229 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $63,917.

7  Restricted Securities

At May 31, 2015, the Trust owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Panolam Holdings Co.	12/30/09	280	$153,860	$245,885

Total Restricted Securities			$153,860	$245,885

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2015 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

6/30/15	British Pound Sterling 6,120,151	United States Dollar 9,096,992	Goldman Sachs International	$—	$(255,098)	$(255,098)
6/30/15	Euro 2,098,784	United States Dollar 2,289,805	HSBC Bank USA, N.A.	—	(16,130)	(16,130)
7/31/15	British Pound Sterling 2,865,513	United States Dollar 4,390,009	HSBC Bank USA, N.A.	12,216	—	12,216

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Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

7/31/15	Euro 7,407,631	United States Dollar 8,140,868	Goldman Sachs International	$—	$(1,542)	$(1,542)
8/28/15	British Pound Sterling 1,875,065	United States Dollar 2,872,693	JPMorgan Chase Bank, N.A.	8,666	—	8,666
8/31/15	Canadian Dollar 4,571,506	United States Dollar 3,661,833	State Street Bank and Trust Company	—	(9,168)	(9,168)
8/31/15	Euro 8,615,947	United States Dollar 9,391,038	Goldman Sachs International	—	(83,897)	(83,897)

				$20,882	$(365,835)	$(344,953)

At May 31, 2015, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $365,835. At May 31, 2015, there were no assets pledged by the Trust for such liability.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

40

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$20,882	(1)	$(365,835	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for assets and pledged by the Trust for liabilities as of May 31, 2015.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$12,216	$(12,216)	$—	$—	$—
JPMorgan Chase Bank, N.A.	8,666	—	—	—	8,666

	$20,882	$(12,216)	$—	$—	$8,666

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(340,537)	$—	$—	$—	$(340,537)
HSBC Bank USA, N.A.	(16,130)	12,216	—	—	(3,914)
State Street Bank and Trust Company	(9,168)	—	—	—	(9,168)

	$(365,835)	$12,216	$—	$—	$(353,619)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$8,944,782	(1)	$(418,746	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended May 31, 2015, which is indicative of the volume of this derivative type, was approximately $50,101,000.

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Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $310 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 15, 2016, the Trust also pays a program fee of 0.67% (0.80% prior to March 17, 2015) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2015 totaled $2,811,664 and are included in interest expense and fees on the Statement of Operations. The Trust also paid a renewal fee of $310,000, which is being amortized to interest expense over a period of one year through March 2016. The unamortized balance at May 31, 2015 is approximately $246,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2015, the Trust had borrowings outstanding under the Agreement of $290,000,000 at an interest rate of 0.28%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2015. For the year ended May 31, 2015, the average borrowings under the Agreement and the average interest rate (excluding fees) were $298,410,959 and 0.22%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

42

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Notes to Financial Statements — continued

At May 31, 2015, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests	$—	$869,616,382	$6,072,032	$875,688,414
Corporate Bonds & Notes	—	63,453,777	46,000	63,499,777
Asset-Backed Securities	—	28,322,869	—	28,322,869
Common Stocks	595,958	—	3,983,001	4,578,959
Convertible Preferred Stocks	—	260,828	—	260,828
Closed-End Funds	13,227,722	—	—	13,227,722
Miscellaneous	—	1,513	1,664	3,177
Short-Term Investments	—	5,985,274	—	5,985,274

Total Investments	$13,823,680	$967,640,643	$10,102,697	$991,567,020

Forward Foreign Currency Exchange Contracts	$—	$20,882	$—	$20,882

Total	$13,823,680	$967,661,525	$10,102,697	$991,587,902

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(365,835)	$—	$(365,835)

Total	$—	$(365,835)	$—	$(365,835)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2015 is not presented.

At May 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $4,033,000 (equal to 0.65% of net assets applicable to common shares at May 31, 2015). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Trust as incurred.

43

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2015

44

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended May 31, 2015, the Trust designates approximately $549,265, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2015 ordinary income dividends, 0.62% qualifies for the corporate dividends received deduction.

45

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 26, 2015. The following action was taken by the shareholders:

Item 1:  The election of George J. Gorman, William H. Park, Ronald A. Pearlman and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2018.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
George J. Gorman	33,283,711	1,144,335
William H. Park	33,233,348	1,194,698
Ronald A. Pearlman	33,083,830	1,344,216
Harriett Tee Taggart	33,222,684	1,205,362

46

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as a dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company, LLC or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to have the Agent sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent. Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

47

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2015, Trust records indicate that there are 10 registered shareholders and approximately 22,316 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

48

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

49

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

50

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2014 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

51

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston(A) 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1960	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

52

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Class II Trustee	Until 2018. Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2016. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class II Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (since 2013).

Harriett Tee Taggart 1948	Class II Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class III Trustee	Until 2016. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years

Scott H. Page 1959	President	Since 1998	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

53

Eaton Vance

Floating-Rate Income Trust

May 31, 2015

Management and Organization — continued

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	VRTP Trustee

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

55

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2224 5.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2014 and May 31, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Income Trust

Fiscal Years Ended	5/31/14	5/31/15
Audit Fees	$99,425	$103,150
Audit-Related Fees(1)	$0	$18,000
Tax Fees(2)	$19,000	$19,920
All Other Fees(3)	$0	$0

Total	$118,425	$141,070

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s revolving credit and security agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2014 and May 31, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/14	5/31/15
Registrant	$19,000	$37,920
Eaton Vance(1)	$380,973	$76,000

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.

The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Ralph H. Hinckley, Jr. and Scott H. Page and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Hinckley and Page are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Hinckley has been an EVM portfolio manager since 2008. Mr. Page has been an EVM portfolio manager since 1996 and is Co-Director of EVM’s Bank Loan Investment Group. Messrs. Hinckley and Page are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$993.4		0	$0
Other Pooled Investment Vehicles	2	$7,673.2	(1)	0	$0
Other Accounts	1	$677.8		0	$0
Scott H. Page
Registered Investment Companies	14	$28,019.8	(2)	0	$0
Other Pooled Investment Vehicles	11	$10,438.0	(1)	1	$122.4
Other Accounts	7	$3,019.0		0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(2)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Ralph H. Hinckley, Jr.	$10,001 - $50,000
Scott H. Page	$100,001 - $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 13, 2015

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	July 13, 2015